CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY (USD $) In Thousands, except Share data, unless otherwise specified	Common stock	Preferred stock	Additional paid-in capital	Statutory reserve	Accumulated other comprehensive income	Retained earnings	Total
Balance at Dec. 31, 2011	$ 1	$ 900	$ 9,718	$ 913	$ 3,171	$ 35,087	$ 49,790
Balance (in shares) at Dec. 31, 2011	7,586,741	632,853
Increase (Decrease) in Stockholders' Equity [Roll Forward]
Net income						2,491	2,491
Issuance of shares to officer/director			53				53
Foreign currency translation adjustment					355		355
Conversion of Preferred Stock to Common Stock		(31)	31
Conversion of Preferred Stock to Common Stock (in shares)	5,794	(14,484)
Balance at Mar. 31, 2012	$ 1	$ 869	$ 9,802	$ 913	$ 3,526	$ 37,578	$ 52,689
Balance (in shares) at Mar. 31, 2012	7,592,535	618,369